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                                                                    EXHIBIT 10.1



                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                             KEYSTONE PROPERTY TRUST
                                  (as "Buyer")

                                       AND

                             EQUINOX EQUITIES, INC.,
                       NORTHEASTERN INDUSTRIAL PARK, INC.
                                       and
                        EASTWICK DEVELOPMENT CORPORATION
                                 (as "Sellers")

                          DATED AS OF SEPTEMBER 6, 2001


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     PURCHASE AND SALE AGREEMENT, dated as of September 6, 2001 (the
"Agreement") by and between Equinox Equities, Inc., a Vermont corporation ("Equinox"), Northeastern Industrial Park, Inc., a New York corporation ("Northeastern") and Eastwick Development Corporation, a New York corporation ("Eastwick," and together with Equinox and Northeastern, the "Sellers") and Keystone Property Trust, a Maryland real estate investment trust (the "Buyer").

     WHEREAS, the Sellers desire to sell and transfer to Buyer 375,000 common shares of beneficial interest to be received by the Sellers (the "Common Shares") upon conversion and/or exchange of the securities described on EXHIBIT A hereto (the "Securities") and Buyer wishes to acquire the Common Shares on the terms set forth in this Agreement; and

     WHEREAS, the conversion and/or exchange of the Securities into the Common Shares shall occur immediately prior to the Closing (as defined below) of the Common Shares on the Closing Date (as defined below).

     THEREFORE, the parties hereto agree as follows:

     1. SALE AND PURCHASE OF THE SECURITIES. Each Seller hereby agrees to assign, sell, convey and transfer to Buyer on the Closing Date (as defined below) all right, title and interest of such Seller in and to the respective number of Common Shares to be received by such Seller upon conversion and/or exchange of the Securities set forth opposite such Seller's name on EXHIBIT A hereto and Buyer, in reliance on the representations and warranties set forth herein, agrees to pay to such Seller the respective amount of the Purchase Price (as defined herein) in respect of such sale as set forth opposite such Seller's name on EXHIBIT A hereto. The Common Shares shall be free and clear of all liens, pledges, claims, security interests, encumbrances, charges, restrictions or limitations of any kind, whether arising by agreement, operation of law or otherwise (collectively, "Liens"). On the Closing Date and pursuant to instructions from American Stock Transfer & Trust Company, each of the Sellers and Buyer shall instruct American Stock Transfer & Trust Company to record the transfer to the Buyer of the uncertificated Common Shares owned by the Sellers after conversion of the Securities.

     2. CLOSING. Subject to the Buyer's receipt of the sale proceeds from the issue and sale of 375,000 common shares of beneficial interest of the Buyer pursuant to the Purchase Agreement, dated August 21, 2001, by and between the Buyer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the closing of the purchase and sale of the Common Shares (the "Closing") shall take place on September 7, 2001 and the Sellers will assign, sell, convey and transfer to Buyer in accordance with Section 1 above all right, title and interest of Sellers in and to the Common Shares for an aggregate purchase price of $4,781,250 (the "Purchase Price"). Buyer shall pay to each Seller, in accordance with Exhibit A, such Seller's respective amount of the Purchase Price in immediately available funds by wire transfer on the Closing Date to an account designated by the respective Seller in writing at least two business days prior to the Closing Date.

     3. REPRESENTATIONS AND WARRANTIES OF SELLERS. Each Seller hereby represents and warrants to Buyer that each of the following statements is true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on such date.

     (a) GOOD STANDING. Seller is duly organized, validly existing and in good standing in the state of its organization, with full corporate power and authority to carry on its business as it is now operated and carried on by it.

     (b) DUE AUTHORIZATION. Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions


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contemplated hereby. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and binding agreement of Seller enforceable against Seller in accordance with its terms.

     (c) ABSENCE OF DEFAULTS AND CONFLICTS. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby do not and will not violate or be in conflict with, or constitute a breach of or default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms of any law, regulation, order, judgment, instrument, contract, license or other agreement to which Seller is a party or by which Seller or its assets are bound or which would prevent the consummation of this transaction, and no consent or approval of any third party or any government, state, province, county or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative function of, or pertaining to, governing (collectively, "Governmental Authority") is necessary in order to permit Seller to execute and deliver this Agreement and perform the transactions contemplated hereby.

     (d) TITLE TO INTEREST. Prior to the conversion and/or exchange of the Securities into the Common Shares, the Seller has not sold, transferred, pledged or otherwise disposed of, or converted or exchanged, or granted any option or other right with respect to, any of the Securities and Seller has good and marketable title to the Securities free and clear of all Liens. Upon conversion of the Securities into the Common Shares, Seller will have good and marketable title to the Common Shares, Seller will not have sold, transferred, pledged or otherwise disposed of, or converted or exchanged, or granted any option or other right with respect to the Common Shares and Seller will convey to Buyer good, valid and marketable title to the Common Shares free and clear of all Liens.

     (e) BROKERS. Seller has not employed any broker or finder or incurred any liability for any brokerage fees or commissions in connection with the transactions contemplated by this Agreement.

     (f) LITIGATION. There is no suit, claim, action, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller or its affiliates or any of their predecessors with respect to the Securities at law or in equity or before any Governmental Authority or before any arbitrator of any kind and, to the Seller's knowledge, there is no reasonable basis for any such suit, claim, action, proceeding or investigation. The Seller has not been a party to any such suit, claim, action, proceeding or investigation during the past two years relating to the Securities, nor has any such suit, claim, action, proceeding or investigation been threatened in writing by or against the Seller.

     (g) REGULATION M. Seller acknowledges that neither the Buyer nor any of its agents or affiliates solicited the sale of the Securities by Seller and that the transactions contemplated hereby qualify as an "unsolicited purchase" under Rule 102 of Regulation M promulgated under the rules and regulations of the Securities Act of 1933, as amended.

     4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to each Seller that each of the following statements is true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on such date.

     (a) GOOD STANDING AND DUE AUTHORIZATION. Buyer is duly organized, validly existing and in good standing in the state of its incorporation, with full trust power and authority to carry on its business as it is now operated and carried on by it. Buyer has all requisite trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.


                                       2
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     (b) ABSENCE OF DEFAULTS AND CONFLICTS. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby do not and will not violate or be in conflict with, or constitute a breach of or default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms of any law, regulation, order, judgment, instrument, contract, license or other agreement to which Buyer is a party or by which Buyer or its assets are bound or which would prevent the consummation of this transaction, and no consent or approval of any Governmental Authority is necessary in order to permit Buyer to execute and deliver this Agreement and perform the transactions contemplated hereby.

     (c) BROKERS. Buyer has not employed any broker or finder or incurred any liability for any brokerage fees or commissions in connection with the transactions contemplated by this Agreement.

     5. COVENANTS.

     (a) From the date hereof until the Closing Date, each Seller will not, and will direct its employees, agents and other representatives (including, without limitation, any financial advisor, attorney or accountant retained by such Seller) not to, directly or indirectly, solicit, encourage, or participate in any way in discussions or negotiations with, or provide any information, data or assistance to, any third party (other than Buyer and its affiliates) concerning any acquisition of, or other transaction involving, the Securities. Each Seller will promptly communicate to Buyer in writing the terms of any proposal or contact it may receive in respect of any such transaction.

     (b) Each party to this Agreement shall execute and deliver, or cause to be executed and delivered, all such instruments and shall take all such actions as the other party may reasonably request in order to effect the intent and purposes of and to carry out the terms of this Agreement.

     (c) Each Seller shall give Buyer and its authorized representatives, at all reasonable times during regular business hours and on reasonable advance notice, access to all information reasonably available to it which is necessary to Buyer to enable Buyer to evaluate the merits and risks of purchasing the Securities.

     (d) Each Seller shall not sell, transfer, pledge or otherwise dispose of, or convert or exchange, or grant any option or other right with respect to, any of the Securities.

     6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained or made in, or in connection with, this Agreement shall survive the purchase and sale of the Common Shares, notwithstanding any investigation conducted with respect thereto or any knowledge acquired as to the accuracy or inaccuracy of any such representation or warranty.

     7. INDEMNIFICATION.

     (a) Each Seller, jointly and severally, agrees to defend, indemnify and hold harmless Buyer, and its trustees, officers, employees, agents and any of their successors and assigns, from and against any and all losses, damages, claims, suits, proceedings, liabilities, costs and expenses (including settlement costs, interest, penalties, reasonable attorney's fees and any reasonable legal or other expenses for investigation or defense of any actions or threatened actions) (collectively, "Losses" or "Claims," as the context requires) which may be imposed, sustained, incurred or suffered or asserted as a result of, relating to or arising out of (i) the breach of any representation or warranty of such Seller contained in this Agreement; (ii) any failure by such Seller to perform any covenant, agreement or obligation of Seller contained in this Agreement; and (iii) such Seller's ownership of the Securities prior to the Closing Date, including liabilities for taxes, charges, fees and periodic deposits (including interest and penalties)

                                       3
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determined to have been due to any Governmental Authority during the period that such Seller owned or held the Securities.

     (b) Buyer agrees to defend, indemnify and hold harmless each Seller and its officers, directors, employees, agents and any of their successors and assigns from and against any and all Losses or Claims which may be imposed, sustained, incurred or suffered or asserted as a result of, relating to or arising out of
(i) the breach of any representation or warranty of Buyer contained in this Agreement; and (ii) any failure by Buyer to perform any covenant, agreement or obligation of Buyer contained in this Agreement.

     8. CONFIDENTIALITY. All information furnished in writing by one party to this Agreement to another party to this Agreement in connection with this Agreement and the transactions contemplated hereby shall be kept confidential by the receiving party and shall be used by the receiving party only in connection with this Agreement and the transactions contemplated hereby, except to the extent that such information (i) is information which the receiving party can demonstrate was already known to the receiving party when received; (ii) thereafter becomes lawfully obtainable from other sources through no act or failure to act on the part of the receiving party; or (iii) is required to be disclosed pursuant to applicable law, rules or regulations (including the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder or the rules of any stock exchange), provided, that the receiving party shall disclose only so much of the confidential information as is legally required.

     9. MISCELLANEOUS.

     (a) All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees of counsel and accountants, shall be paid by the party incurring the same.

     (b) All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally, sent facsimile transmission, or sent next-day delivery via Federal Express or a similar overnight courier. All communications to the Sellers hereunder should be sent to The Galesi Group, Rotterdam Industrial Park, Building 6, East Road, Schenectady, New York 12306, Attn: David Buicko, telephone: (518) 356-4445, facsimile: (518) 356-5334, with a copy to Stephen Porter, General Counsel of The Galesi Group, at the same address, telephone and phone numbers as above or to such other person or address as the Seller shall furnish to Buyer in writing. All communications to Buyer hereunder should be sent to Keystone Property Trust, 200 Four Falls Corporate Center, Suite 208, West Conshohocken, Pennsylvania 19428, Attn: General Counsel, telephone: (484) 530-1800, facsimile: (484) 530-0131, with a copy to Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, NY 10166, Attn: Robert E. King, Jr., Esq., telephone: (212) 878-8000, facsimile: (212) 878-8375.

     A notice shall be deemed given for purposes of this Agreement (i) on the date of delivery, if delivered personally or sent by facsimile transmission, and
(ii) on the first business day following the date of dispatch if sent next-day delivery via Federal Express or similar a overnight courier. Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice.

     (c) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

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     (d) This Agreement may not be amended, modified, superseded, cancelled, renewed or extended except by a written instrument signed by both Buyer and Seller; provided, that Buyer may assign its rights under this Agreement to the Operating Partnership.

     (e) If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and inoperative to the extent it may conflict with any applicable statute or rule of law and shall be deemed modified to conform with such statute or rule of law and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the rights of the parties hereto.

     (f) This Agreement may be executed simultaneously in two or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     (h) Each Seller shall pay or cause to be paid all stamp, transfer or similar taxes required to be paid in connection with the sale to the Buyer of each Seller's respective Securities, and shall cause all appropriate stock transfer tax stamps to be affixed to the certificates representing the Securities so sold and delivered. Each Seller shall file, independently or jointly with the Buyer, as the law requires, all transfer tax filings required to be filed by it in connection with the sale and delivery to the Buyer of its respective Securities.

     (i) Each party hereto further agrees that, at any time and from time to time, upon the written request of the other party hereto, it will execute and deliver such further instruments and do such further acts and things reasonably necessary, desirable or proper as the requesting party may reasonably request in order to effect the purposes of this Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement, acting their duly authorized agents, as of the date first above written.

                                      KEYSTONE PROPERTY TRUST


                                      By: /s/ Robert F. Savage Jr.
                                          --------------------------------------
                                          Name:  Robert F. Savage Jr.
                                          Title: Executive Vice President and
                                                 Chief Operating Officer


                                      EQUINOX EQUITIES, INC.


                                      By: /s/ David M. Buicko
                                          --------------------------------------
                                          Name:  David M. Buicko
                                          Title: Executive Vice President and
                                                 Chief Operating Officer

                                      NORTHEASTERN INDUSTRIAL PARK, INC.


                                      By: /s/ David M. Buicko
                                          --------------------------------------
                                          Name:  David M. Buicko
                                          Title: Executive Vice President and
                                                 Chief Operating Officer

                                      EASTWICK DEVELOPMENT CORPORATION


                                      By: /s/ David M. Buicko
                                          --------------------------------------
                                          Name:  David M. Buicko
                                          Title: Executive Vice President and
                                                 Chief Operating Officer

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                                                                       EXHIBIT A


-------------------------------- --------------------------------------------------- ---------------------------------
            Seller                                   Securities                               Purchase Price
-------------------------------- --------------------------------------------------- ---------------------------------
Equinox Equities, Inc.           176,025 common units of limited partnership of               $2,244,318.75
                                 Keystone Operating Partnership, L.P. (to be
                                 converted into common shares of beneficial
                                 interest of Keystone Property Trust prior to the
                                 Closing Date).
-------------------------------- --------------------------------------------------- ---------------------------------
Northeastern Industrial Park,    125,817 common units of limited partnership of               $1,604,166.75
Inc.                             Keystone Operating Partnership, L.P. (to be
                                 converted into common shares of beneficial
                                 interest of Keystone Property Trust prior to the
                                 Closing Date).
-------------------------------- --------------------------------------------------- ---------------------------------
Eastwick Development             73,158 common units of limited partnership of                  $932,764.50
Corporation                      Keystone Operating Partnership, L.P. (to be
                                 converted into common shares of beneficial
                                 interest of Keystone Property Trust prior to the
                                 Closing Date).
-------------------------------- --------------------------------------------------- ---------------------------------